                                                                   Exhibit 10.32

                          LICENSE SOFTWARE ADDENDUM #7

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KONICA CORPORATION

                                       and

                         PEERLESS SYSTEMS(R) CORPORATION

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

                        LICENSED SOFTWARE ADDENDUM #7 TO
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                             DATED JANUARY 16, 2000

This Licensed Software Addendum #7 ("this LSA #7") is entered into as of January 1, 2002 (the "Effective Date") by and between KONICA Corporation, a Japanese corporation ("KONICA") and PEERLESS Systems(R) Corporation, a Delaware corporation ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between those Parties dated January 16, 2000 (the "MTLA"). That MTLA provides that KONICA may license certain Licensed Products from PEERLESS pursuant to one or more Addenda to the MTLA executed by KONICA and PEERLESS. This LSA #7 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. This LSA #7 includes the following Exhibits:

     Exhibit A - Description of License Granted
     Exhibit B - Specifications
     Exhibit C - Payments and Payment Terms

IN WITNESS WHEREOF, the Parties hereto have executed this LSA #7 as of the Effective Date:

KONICA CORPORATION                              PEERLESS SYSTEMS CORPORATION

By:                                             By:

       /s/  Yoshiaki Ando                              /s/  Ron Davis
----------------------------------------        --------------------------------

(Authorized Signature)                          (Authorized Signature)

Name:  Yoshiaki Ando                            Name:  Ron Davis

Title: General Manager of Planning              Title: Vice President of Sales
Department: Business Machines Sales and
Marketing Division

Date:  January 29, 2002
                                                 Date: January 29, 2002

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 1 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

                          LICENSED SOFTWARE ADDENDUM #7

1.0 DEFINITIONS. All capitalized terms used herein shall have the meaning specified in this LSA #7 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA, the definitions provided herein shall govern for all purposes hereof.

1.1 "Derivative Product", with respect to any hardware product, means the main body of an Authorized KONICA Device incorporating PEERLESS Material and any other components which shall be bundled with and be contained in a package with the main body of product at the time of KONICA's shipment of that Authorized KONICA Device to KONICA's customer.

1.2 "Derivative Work (s)" with respect to any computer program, means (i) for copyrightable or copyrighted material that is based upon one or more preexisting works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works maybe recast, transformed, or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret, and that, if prepared without authorization of the owner of the copyright, patent and trade secret in such preexisting work, would constitute a infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work.

1.3 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to KONICA under this LSA #7.

1.4 "PEERLESS Materials" includes anything designated as such under the MTLA and, without limiting the foregoing, any of the foregoing incorporated in or underlying any Derivative Work created pursuant to Section 2 of this LSA #7.

1.5 "Source Materials" means any Source Code and any related documentation or materials for the Current Release(s) or for any Update Release, including without limitation any such code or materials incorporated in underlying any Derivative Work created pursuant to Section 3 of this LSA #7.

1.6 "Source Code" means Code in programming languages such as "C" and Fortran which when processed by a compiler, assembler or interpreter become executable by a computer, including all comments and procedural code (e.g., job control language (JCL) statements), plus all related development documents (e.g., flow charts, schematics, statements of principles of operations, end-user manuals, architectural standards, and any other specifications that are used to create or that comprise the Code).

1.7 "Source License" means the rights granted pursuant to Sections 2 and 3 of this LSA #7.

2.0 ADDITIONAL LICENSE GRANTED. The licenses granted pursuant to this LSA #7 are set out in Exhibit A attached hereto.

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 2 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

Each Derivative Work, if (1) it is to be incorporated in and distributed in a new product other than the Roman and Japanese versions of the IP-601, PS-361, IP-304, PS-332, IP-511, PS-351; IP-431, PS-342, IP-421, PS-341, IP-601M,
PS-361M, IP-422, PS-343, IP-602, PS-362, IP-432, PS-344, IP-423, PS-345, or (2)
if it is to be incorporated in and distributed in previously Authorized KONICA Devices, or (3) if it is to be incorporated in and distributed in an option thereto to the aforementioned enumerated Authorized KONICA Devices, requires the development of a separate License Software Addendum. The Derivative Work(s) of the Licensed Products licensed herein this License Software Addendum #7 currently are limited to use in Object Code format only in the Authorized KONICA Devices set out in Exhibit A.

3.0 DELIVERABLES. KONICA agrees that PEERLESS has transmitted to an Authorized KONICA Facility all applicable Source Code and related standard documentation for each Current Release. PEERLESS has no further responsibilities associated with deliverables. PEERLESS shall have no obligation hereunder to port any Update Release provided hereunder.

4.0 TERM AND TERMINATION. The term of this LSA #7 shall be contemporaneous with the term of the License under the MTLA.

5.0 INDEMNIFICATION. KONICA shall have the right, subject to the MTLA and this LSA #7, to control its development, manufacturing and marketing efforts. Accordingly, KONICA shall, except to the extent that PEERLESS has indemnified KONICA pursuant to the MTLA, indemnify and hold PEERLESS harmless from any and all losses or damages (including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the KONICA's development, manufacturing and marketing of Authorized KONICA Devices.

6.0 PROPRIETARY RIGHTS AND CONFIDENTIALITY
6.1 PEERLESS shall own all title and proprietary rights, including without limitation copyrights, patents and trade secret rights, in any PEERLESS Materials, including without limitation any portion thereof incorporated in or underlying any Derivative Work created by KONICA, and any part or copy of any of the foregoing in any form or media.

6.2 In the case of all Derivative Works, PEERLESS shall continue to own the underlying Code and all proprietary rights thereto, and shall own the Derivative Work as a whole and all proprietary rights thereto. PEERLESS shall own such modifications per se and all proprietary rights thereto. KONICA shall have the right and license to use such modifications per se, in Source Code or Object Code format to the same extent it is licensed to use the Code in such respective formats as set forth elsewhere in the MTLA and this LSA #7. The foregoing ownership rights are subject to the Licenses set forth herein. Rights not expressly granted to the KONICA hereunder are reserved by the PEERLESS.

Accordingly, KONICA has the right to develop its own modifications to the PEERLESS Source Code, either by itself or through PEERLESS. The right to manufacture and distribute such modified code (i.e., a Derivative Work) in Object Code format requires a separate Licensed Software Addendum to be executed by the Parties.

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 3 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

Without limiting the foregoing, KONICA shall own all title and proprietary rights in any pre-existing KONICA intellectual property that KONICA contributes to any such Derivative Work.

6.3 Without limiting any of KONICA's obligations of confidentiality imposed pursuant to the MTLA, KONICA shall (i) specifically require any employee and contractor of KONICA to execute KONICA's standard confidentiality and non-disclosure agreement(s) content of such agreement to be subject to PEERLESS' approval, which shall not be unreasonably withheld; (ii) notify PEERLESS promptly and in writing of any circumstances of which KONICA has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PEERLESS to take, at KONICA's expense but under PEERLESS' control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by an person or entity that has gained access to the Confidential Information due to the fault or negligence of KONICA or any breach by KONICA of the MTLA or this LSA #7.

6.4 Any breach by KONICA of any of its obligations under this Section 6.0 shall be considered to be a Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS. PEERLESS shall have the right, upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any Authorized KONICA Facility to determine whether KONICA employs adequate security procedures as required in Paragraph 6.3 of this LSA #7.

///End

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 4 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

                   EXHIBIT A - DESCRIPTION OF LICENSE GRANTED

1.0 Source License Granted: Without limiting any of KONICA's rights under the MTLA and upon payment of the fees set out herein, PEERLESS grants to KONICA a non-exclusive, non-assignable and non-transferable license to use and make no more than five (5) copies of any Source Materials which KONICA has already been delivered to KONICA pursuant to this LSA #7 solely for the purposes of (i) creating source code versions of Derivative Works of any Current Release or any Update Release, (ii) creating Machine Executable Copies using any development environment or compiler of which PEERLESS may approve in writing, which approval shall not be unreasonably withheld, and (iii) providing maintenance, support or similar services in connection with any Machine Executable Copies distributed under the MTLA. KONICA may store and use the Source Materials only at the Authorized KONICA Facilities located at located at Konica Systems Technology Center, 5701 Skylab Drive, Huntington Beach, CA 92647.

1.1 Licensed Products:

       1.1.1 PEERLESS Software Developer's Kit (SDK) containing Adobe Systems Incorporated PostScript(R)3(TM)in Object Code form. Current Release.

           Licenses and fees for Adobe PostScript(R)3(TM) and Postscript(R) fonts are included in this license and all fees associated thereto will be paid directly to PEERLESS by KONICA.

       1.1.2 PEERLESS Software Developer's Kit (SDK) containing Adobe Systems Incorporated PostScript(R)3(TM)Drivers in Object Code form. Current Release.

           Licenses associated thereto will be paid directly to PEERLESS by KONICA.

2.0 Object License Granted; Upon payment of the fees set out herein, PEERLESS grants to KONICA a non-exclusive, non-assignable and non-transferable license to use and distribute the PEERLESS Proprietary Software Products in object code format in the Authorized KONICA devices set out in paragraph 2.1 below.

2.1 Authorized KONICA Devices: KONICA is authorized to use the PEERLESS Licensed Products in Object Code format only solely in the following Authorized KONICA Devices:

       2.1.1 IP-431 Series (including Japanese version, Roman and Kanji PostScript Option Kit PS-342).

       2.1.2 IP-304 Series (including Japanese version, Roman and Kanji PostScript Option Kits PS-332).

       2.1.3 IP-601 Series (including IP-601 Japanese version and IP-601M Roman and Japanese version, Roman and Kanji PostScript Option Kits PS-361 and PS-361M).

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 5 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

       2.1.4 IP-511 Series (including Japanese version, Roman and Kanji PostScript Option Kits PS-351).

       2.1.5 IP-421 Series (including IP-421 Japanese version and IP-422 Roman and Japanese version, Roman and Kanji PostScript Option Kits PS-341 and PS-343).

       2.1.6 IP-602 Series (including IP-602 Japanese version and IP-602 Roman and Japanese version, Roman and Kanji PostScript Option Kit PS-362).

       2.1.7 IP-432 Series (including IP-432 Japanese version and IP-432 Roman and Japanese version, Roman and Kanji PostScript Option Kit PS-344).

       2.1.8 EP-423 Series (including IP-423 Japanese version and IP-423 Roman and Japanese version, Roman and Kanji PostScript Option Kit PS-345).

3.0 Other Licenses: Licenses and fees for PCL fonts and font scaling technology must be negotiated with, and paid directly to, Bitstream, Inc. or Agfa Corporation.

///End

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 6 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

                       EXHIBIT B - PRODUCT SPECIFICATIONS

1.0 Authorized KONICA Device Specifications: A KONICA specification document is being prepared by KONICA, and when issued and accepted by PEERLESS, said document shall be attached to this LSA #7 in its entirety and hereby incorporated herein by this reference.

2.0 Deliverables: KONICA agrees that this LSA #7 requires no additional deliverables or obligations from or on the part of PEERLESS. It is further agreed that this LSA #7 does not obligate PEERLESS to provide any further services.

3.0 Test Plans: Unless otherwise stated herein, KONICA shall test the Authorized KONICA Device, including but not limited to any Revised Object or certified Revised Object previously modified by PEERLESS for conformity with the Adobe Certification Test Suite in accordance with the following procedures. PEERLESS shall monitor and verify such KONICA testing. PEERLESS certification services are not covered under this LSA #7 and will require additional payment from KONICA.

3.1 Test Plan. KONICA shall notify PEERLESS at least one hundred * (*) days prior KONICA's First Commercial Shipment of the Authorized KONICA Device. At such time, KONICA shall provide initial versions of any applicable PPD Files, and any other checklists or specification information requested by PEERLESS. Based on such information, PEERLESS will request that Adobe creates a test plan specifying the testing to be performed by KONICA to meet Adobe's certification criteria. If the Authorized KONICA Device that contains the Licensed Products is one of a family of products with substantially similar functionality and features, Adobe may choose to identify a subset of these Authorized KONICA Devices on which to perform testing for conformance with the acceptance criteria.

3.2. KONICA Testing. Prior to submission of Authorized KONICA Device to Adobe for certification in accordance with the terms hereof, KONICA shall test the Authorized KONICA Device for conformity with the Adobe Certification Test Suite in accordance with the test plan provided by Adobe. After successful completion of such testing, KONICA shall provide PEERLESS with a comprehensive report of the test results of such testing which will include all printer output and other test results, and a pre-production release of the Revised Object or proposed Authorized KONICA Device that generated the test results. KONICA shall supply PEERLESS with a declaration signed by an authorized representative of KONICA certifying to the effect that it has run, the Adobe Certification Test Suite in accordance with the test plan supplied by Adobe and that the results provided to PEERLESS for review are accurate and complete.

3.3. Adobe Certification. Adobe shall have * (*) business days following PEERLESS' delivery of the test results to Adobe, to determine from its review of such test results whether the Authorized KONICA Device (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan, and (b) produces output meeting Adobe's quality standards, as reasonably determined by Adobe from time to time.

Thereupon PEERLESS shall notify KONICA in writing either that Adobe certifies the Authorized KONICA Device or has elected to submit the Authorized KONICA Device to further testing and certification before it can be approved for First Commercial Shipment of a Licensed

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 7 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

System. In the event Adobe has to run a full Quality Assurance testing cycle, KONICA shall supply PEERLESS with all of the necessary Loaned Equipment, maintenance services and consumables required by Adobe to conduct such certification testing, including the applicable Object Code and any updated versions thereof in a timely manner as the updated versions become available. Alternatively, Adobe may request that it conduct such testing at PEERLESS' or KONICA's site subject to KONICA paying Adobe's reasonable fees and travel expenses resulting from such on-site testing. Upon Adobe's determining that the Authorized KONICA Device does not conform to the Adobe Certification Test Suite and any other tests or procedures specified in the test plan, or that the test output fails to meet Adobe's quality standards, PEERLESS shall provide to KONICA a report identifying the failure. KONICA shall use reasonable efforts to promptly correct any nonconformity and resubmit the Authorized KONICA Device for re-testing. This process shall continue until Adobe certifies the Authorized KONICA Device. KONICA be subject to a re-testing charge of U.S.$* (* dollars) for each re-test.

3.4 Adobe Testing Schedule. If testing is required by Adobe, PEERLESS and KONICA will use their best efforts to complete certification activities within a 4
(four) week period.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 8 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

                     EXHIBIT C - PAYMENTS AND PAYMENT TERMS

1.0 PER UNIT LICENSE FEES:

For each Authorized KONICA Device shipped pursuant to this LSA #7, and in LSA #4 (as defined in Exhibit A sections 2.1.3 and 2.1.4), and in LSA #3 (as defined in Exhibit A section 2.1.1) and in LSA #2 (as defined in Exhibit A section 2.1.2) and, LSA #I(as defined in Exhibit A section 2.1.5), KONICA shall pay to PEERLESS a non-refundable, non-transferable and non-creditable Per Unit License Fee. The amount of the Per Unit License Fee for each Derivative Product developed hereunder shall be set forth in a separate Licensed Software Addendum prior to the time that the Derivative Product begins shipment.

License Fees for the PCL fonts and font scaling technology are not included in the Per Unit License Fees outlined above. These fees must be negotiated with, and paid directly to, the Agfa Corporation. All pricing for Adobe
PostScript(R)3(TM) and Postscript(R) fonts are covered under this LSA #7 and shall be paid directly to PEERLESS by KONICA.

2.1 LICENCE FEES: The recurring Per Unit License Fee is the fee that PEERLESS charges KONICA for the right to use PEERLESS' Licensed Products and its hardware design in each Authorized KONICA Device shipped by KONICA, and is detailed in Table 1 below. The Adobe PostScript(R) fees are inclusive of Adobe Roman fonts and drivers. Per Unit License Fees for Adobe compatible Kanji fonts are listed in Paragraph 2.2 herein.

The following Per Unit License Fees, for the listed Authorized KONICA Devices, are inclusive of fees associated tandem connections.

                  TABLE 1- PER UNIT LICENSE FEES (U.S. DOLLARS)

                  -----------------------------------------------------
                  KONICA AUTHORIZED DEVICE  Adobe PostScript(R)3(TM) as
                                             option (inclusive of
                                                    Drivers
                  -----------------------------------------------------
                       IP-601/IP-601M                 N/A
                  -----------------------------------------------------
                      IP-601J/IP-601MJ                $*
                  -----------------------------------------------------
                       PS-361/PS-361M                 $*
                  -----------------------------------------------------
                      PS-361J/PS-361MJ                $*
                  -----------------------------------------------------
                           IP-304                     N/A
                  -----------------------------------------------------
                           PS-332                     $*
                  -----------------------------------------------------
                          PS-332J                     $*
                  -----------------------------------------------------
                           IP-511                     N/A
                  -----------------------------------------------------
                           PS-351                     $*
                  -----------------------------------------------------
                          PS-351J                     $*
                  -----------------------------------------------------
                           IP-431                     N/A
                  -----------------------------------------------------
                           PS-342                     $*
                  -----------------------------------------------------
                          PS-342J                     $*
                  -----------------------------------------------------
                       IP-421/IP-422                  N/A
                  -----------------------------------------------------
                       PS-341/PS-343                  $*
                  -----------------------------------------------------
                      PS-341J/PS-343J                 $*
                  -----------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (January 25, 2002)       Page 9 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------


                  ---------------------------------------------------
                          IP-602                      N/A
                  ---------------------------------------------------
                         IP-602J                      $*
                  ---------------------------------------------------
                          PS-362                      $*
                  ---------------------------------------------------
                         PS-362J                      $*
                  ---------------------------------------------------
                          IP-432                      N/A
                  ---------------------------------------------------
                          PS-344                      $*
                  ---------------------------------------------------
                         PS-344J                      $*
                  ---------------------------------------------------
                         PS-345J                      $*
                  ---------------------------------------------------
                          PS-345                      $*
                  ---------------------------------------------------

2.2 INCREMENTAL PER UNIT LICENSE FEES FOR KANJI FONTS: In addition to the recurring Per Unit License Fees enumerated in Paragraph 2.1 hereinabove, for each Authorized KONICA Device contain Adobe PostScript(R) Kanji fonts, KONICA will pay to PEERLESS the following recurring Per Unit License Fees:

       2.2.1 PS-362J, IP-601J, PS-361J, PS-361MJ, PS-351J, and PS-332J. Base
       requirement of * (*) Morisawa fonts, U.S.$ * (* dollars) per unit.

       2.2.2 PS-344J, PS-345J, PS-342J, PS-341J and PS-343J. Base requirement of * (*) Heisei fonts, U.S.$ * (* dollars) per unit.

2.3 OTHER LICENSE FEES: PEERLESS agrees that there is no additional Per Unit -License Fee for the PSIO Interface so long as it is used with network interface cards (NICs) that are licensed from PEERLESS, Emulex or net/Silicon. KONICA agrees to notify PEERLESS in writing of its agreement with a NIC provider and identify it to PEERLESS. However, If KONICA uses NICs from a source other than PEERLESS, Emulex or net/Silicon, a Per Unit License of *% of the NICs Manufacturer's Suggested Retail Price will be charged to KONICA for the use of the PSIO interface. If KONICA would like third parties to develop NICs for the KONICA printers, the third parties should contact PEERLESS to make arrangements to license the PSIO interface.

2.4 OTHER PROVISIONS: KONICA shall pay royalties due on the Authorized KONICA Devices shipped to KONICA OEMs hereunder in United States dollars. The Per Unit License Fee obligation shall accrue at the time each Authorized KONICA Device containing the Licensed Product(s) or any portion thereof is shipped to a KONICA OEM, and shall be reported and paid on a calendar quarter basis.

KONICA agrees to make such report within * (*) days following the end of each calendar quarter, and make payment within * (*) days following the end of each calendar quarter, commencing with the date of first shipment and continuing until KONICA discontinues shipping the Authorized KONICA Device containing Licensed Product(s). KONICA will notify in writing PEERLESS at the time of the discontinuance of the Authorized KONICA Device. KONICA will also provide PEERLESS each quarter a rolling monthly forecast for the subsequent six months of the Authorized KONICA Devices containing the Licensed Product(s).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
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KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

License fees for the PCL fonts and font scaling technology are not included in the KONICA Per Unit License Fees outlined above. These fees must be negotiated with, and paid directly to, Bitstream, Inc. and/or Agfa Corporation.

2.5 BLOCK LICENSE: Without limiting any of KONICA's rights under the MTLA, and subject to the provisions of this LSA #7 as well as the payment of all applicable Per Unit License Fees as stated in Exhibit C herein for the term of such license, PEERLESS grants to KONICA a non-exclusive and non-transferable Block License for the distribution of the Licensed Products in Object Code format only as contained in the Authorized KONICA Devices that are identified in this Section 2.5.2 below:

       2.5.1 Block License Payment. PEERLESS has granted KONICA a Block License for PEERLESS Licensed Products contained in the Authorized KONICA Devices. This Block License shall be granted upon the non-refundable, non-transferable and noncreditable payment of U.S.$ * (* dollars), due and payable as of * of this LSA #7. This Block License Payment shall be paid on the following dates:

       a)    Payment of U.S.$ * (nine hundred thousand dollars) upon *.
       b)    Payment of U.S.$ * (* dollars) on *.
       c)    Payment of U.S.$ * (* dollars) on *.
       d)    Payment of U.S.$ * (* dollars) on *.
       e)    Payment of U.S.$ * (* dollars) on *.

2.5.2 Block License Terms and Conditions. The terms and conditions of the Block License granted to KONICA are as follows:

       a) The application of the Block License shall apply to the use of the following named PEERLESS Licensed Products: Adobe PostScript(R)3(TM) and Adobe Kanji fonts.

       b) The following named KONICA Authorized Devices, including those which have been renamed by KONICA Authorized OEM Remarketers, maybe distributed with the following reduced recurring Per Unit License Fee for each Object Code copy of the named PEERLESS Licensed Products distributed as set out in Table 2:

                 TABLE 2 - PER UNIT LICENSE FEES (U.S. DOLLARS)

                    ---------------------------------------------------
                    KONICA AUTHORIZED DEVICE           Adobe
                                                 PostScript(R)3(TM) as
                                               option (inclusive of
                                                      Drivers
                    ---------------------------------------------------
                         IP-601/IP-601M                 N/A
                    ---------------------------------------------------
                        IP-601J/IP-601MJ                $*
                    ---------------------------------------------------
                         PS-361/PS-361M                 $*
                    ---------------------------------------------------
                        PS-361J/PS-361MJ                $*
                    ---------------------------------------------------
                             IP-304                     N/A
                    ---------------------------------------------------
                             PS-332                     $*
                    ---------------------------------------------------
                            PS-332J                     $*
                    ---------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
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KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

                    ---------------------------------------------------
                             IP-511                     N/A
                    ---------------------------------------------------
                             PS-351                     $*
                    ---------------------------------------------------
                            PS-351J                     $*
                    ---------------------------------------------------
                             IP-431                     N/A
                    ---------------------------------------------------
                             PS-342                     $*
                    ---------------------------------------------------
                            PS-342J                     $*
                    ---------------------------------------------------
                         IP-421/IP-422                  N/A
                    ---------------------------------------------------
                         PS-341/PS-343                  $*
                    ---------------------------------------------------
                        PS-341J/PS-343J                 $*
                    ---------------------------------------------------
                             IP-602                     N/A
                    ---------------------------------------------------
                            IP-602J                     $*
                    ---------------------------------------------------
                             PS-362                     $*
                    ---------------------------------------------------
                             PS-362J                    $*
                    ---------------------------------------------------
                              IP-432                    N/A
                    ---------------------------------------------------
                             PS-344                     $*
                    ---------------------------------------------------
                             PS-344J                    $*
                    ---------------------------------------------------
                             PS-345J                    $*
                    ---------------------------------------------------
                             PS-345                     $*
                    ---------------------------------------------------

       c) KONICA will apply the above stated recurring Per Unit License Fee to the actual number of Authorized KONICA Devices shipped which contain the Object Code copies of the PEERLESS Licensed Products set out in 2.5.2 (a) above, and will thus calculate the equivalent earned recurring license fee.

       d) The recurring license fees stated in 2.5.2 b) shall apply the equivalent earned recurring Per Unit License Fee equals U.S. $* (*dollars),

       e) Upon exhaustion of the U.S.$* Block License granted herein, the following actions may take place:

             i)   The Parties agree that they will negotiate, in good faith, a future Block License structure reflecting similar discount structures as contained herein; or

             ii)  KONICA, at its sole discretion, may decide not to purchase an additional Block License and the recurring Per Unit License Fees set out in Table 1 herein shall apply.

       f) The Block License is payable to PEERLESS notwithstanding that Adobe does not certify the Authorized KONICA Device. Additionally, none or any portion of the Block License Fee is refundable or transferable if the Block License is not completely credited or applied as set out hereinabove.

       g) The Block License and the Block License Fee are non-refundable, non-creditable and non-transferable to any other Authorized KONICA Device other than those identified in Exhibit C, Section 1.0 herein.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (January 25, 2002)      Page 12 of 14   Initials: PEERLESS___; KONICA_____

KONICA/PEERLESS Licensed Software Addendum #7                       CONFIDENTIAL
--------------------------------------------------------------------------------

       h) At the end of December 2001, any remaining balances of the LSA #4 Block License will be used to offset PostScript royalty ONLY as identified in LSA #4. The LSA #4 rates for PostScript remain in effect until the LSA #4 Block License is exhausted. Once LSA #4 is exhausted, KONICA may apply the Block License described in this LSA #7.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (January 25, 2002)      Page 13 of 14   Initials: PEERLESS___; KONICA_____